Exhibit 99.1

Celanese Corporation December 2008

Forward looking statements; Reconciliation and use of non-GAAP measures to U.S. GAAP This presentation may contain "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words "outlook," "forecast," "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this release. Numerous factors, many of which are beyond the company's control, could cause actual results to differ materially from those expressed as forward-looking statements. Certain of these risk factors are discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. This presentation reflects three performance measures, operating EBITDA, adjusted earnings per share and adjusted free cash flow as non-U.S. GAAP measures. The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for operating EBITDA is operating profit; for adjusted earnings per share is earnings per common share-diluted; and for adjusted free cash flow is cash flow from operations. Operating EBITDA, a measure used by management to measure performance, is defined as operating profit from continuing operations, plus equity in net earnings from affiliates, other income and depreciation and amortization, and further adjusted for other charges and adjustments. We provide guidance on operating EBITDA and are unable to reconcile forecasted operating EBITDA to a GAAP financial measure because a forecast of other charges and other adjustments is not practical. Our management believes operating EBITDA is useful to investors because it is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results. Operating EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to operating profit as a measure of operating performance or to cash flow from operations as a measure of liquidity. Because not all companies use identical calculations, this presentation of operating EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, operating EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements nor does it represent the amount used in our debt covenants. Adjusted earnings per share is a measure used by management to measure performance. It is defined as net earnings (loss) available to common shareholders plus preferred dividends, adjusted for other charges and adjustments, and divided by the number of basic common shares, diluted preferred shares, and options valued using the treasury method. We provide guidance on an adjusted earnings per share basis and are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure because a forecast of other charges and other adjustments is not practical. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when U.S. GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information. The tax rate used for adjusted earnings per share is the tax rate based on our original guidance communicated at the company's investor day in December 2007. We adjust this tax rate during the year only if there is a substantial change in our underlying operations; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate may differ significantly from the tax rate used for U.S. GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual U.S. GAAP tax rate in any future period. Adjusted free cash flow is defined as cash flow from operations less capital expenditures, other productive asset purchases, operating cash from discontinued operations and certain other charges. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company's cash flow. Our management and credit analysts use adjusted free cash flow to evaluate the company's liquidity and assess credit quality. This non-U.S. GAAP measure is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.

Celanese: a leading global integrated producer of chemicals and advanced materials Leading Global Integrated Producer of Chemicals and Advanced Materials Execution Demonstrated track record of delivering results Strategy Clear focus on growth and value creation Culture Strong performance built on shared principles and objectives Superior Value Creation Industry Leader Geographically balanced global positions Diversified end market exposure Strong Cash Generation Significant Strategic Growth Capability Track record of execution Clearly defined opportunities

Strong 2008 financial performance in uncertain environment $ in millions (except EPS) 3rd Qtr 2008 3rd Qtr 2007 YTD2008 YTD2007 Sales $1,823 $1,573 $5,537 $4,684 Operating Profit $151 $147 $592 $424 Adjusted EPS $0.78 $0.73 $3.05 $2.35 Operating EBITDA $314 $302 $1,101 $945 Record performance year-to-date Strong business environment during 1st half in Acetyl Intermediates offset soft environment for Industrial Specialties and Advanced Engineered Materials Consumer Specialties continued to deliver sustained earnings performance Credit crisis and global recessionary trends pressure near term volumes Significant end-consumer supply chain destocking, particularly in Asia Continued global weakness in industrial/consumer confidence and demand Note: YTD amounts presented reflect balances as of September 30, 2008 and 2007, respectively

Globally balanced and integrated businesses aligned to sustain value and accelerate growth Acetyl Intermediates (AI) Formaldehyde Differentiated Intermediates Specialty Products Building Block Raw Materials Advanced Engineered Materials (AEM) Industrial Specialties (IS) Consumer Specialties (CS) Ticona Engineering Polymers Emulsions Acetate AT Plastics Nutrinova PVOH Affiliates Acetic Acid Anhydride and esters VAM

Celanese has executed and will continue to execute against a simple strategic foundation Divest non-core assets and revitalize underperforming businesses Aggressively align with our customers and their markets to capture growth Participate in businesses where we have a sustainable competitive advantage Leverage and build on advantaged positions that optimize our portfolio FOCUS GROWTH REDEPLOYMENT INVESTMENT Celanese Strategic Pillars

2000 2001 2002 2003 2004 2005 2006 2007 2008YTD As Reported 0.1079 0.0951 0.11 0.109 0.158 0.1735 0.1869 0.201 0.1988 Pro Forma for Current Portfolio 0.156 0.15 0.153 0.165 0.186 0.204 0.191 0.201 0.1988 Operating EBITDA Margin Today's portfolio: more resilient and less volatile Current portfolio provides overall higher level of earnings Historic view with today's portfolio reflects significantly less volatility Current portfolio range: 15% - 20% Historic portfolio range: 10% - 20% One-third of portfolio is new to the company since 2000 Strategic objectives will continue to bolster portfolio

Operating EBITDA1 Today's portfolio: higher growth, more specialty Strategic growth plans continue to accelerate earnings of specialty businesses Essentially all growth has come from specialty businesses Two-thirds of 2010 Strategic Growth Objectives expected from specialty businesses Resulting in: Higher growth rates Increased overall earnings power of the portfolio Reduced volatility Higher level of normalized earnings 2005 2007 2008YTD CIS 214 393 337 AEM 205 252 173 AI 680 762 655 12005, 2007 and 2008YTD Operating EBITDA excludes Other Activities of ($122), ($82) and ($64), respectively, for the periods presented 62% 38% 54% 46% Acetyl Intermediates Consumer and Industrial Specialties Advanced Engineered Materials $ in millions 44% 56%

Peak and trough relative performance Relative Peak versus Trough Quarter - Operating EBIDTA Industrial Specialties Acetyl Intermediates Advanced Engineered Materials Consumer Specialties Other Activities Trough defined as four quarters of sustained -1% to 1% global GDP Note: Earnings from strategic affiliates included in total Operating EBITDA amounts but excluded from margin % amounts Operating EBITDA 18 - 20% 8 - 10% 22 - 25% 18 - 20% 21 - 23% Normalized Trough Conditions 10 - 12% 13 - 15% Seasonality Volatile raw materials Inventory destocking Impacting Factors Normalized Peak Conditions 20 - 22%

Portfolio well-positioned to deliver and execute during all economic conditions Leading global position provides solid platform GDP+ driven volumes Advantaged technology and cost position Acetyl Intermediates Relatively economically insensitive with stable earnings and cash flows Selective growth opportunities through customer partnerships Consumer Specialties GDP driven volumes Downstream integration mitigates volatility Opportunities for growth through innovation and globalization Industrial Specialties Innovation and extensive portfolio provides platform Executing on value recovery opportunities Automotive and durable good volumes drive market growth Advanced Engineered Materials Value Creation supported by strong cash generation, fiscal discipline and an optimized leverage portfolio

CS Operating EBITDA 2004 - 2010E 2004 2005 2006 2007 2008E 2009E 2010E Perf. Prod. Seg. EBITDA 55 63 65 68 64 58 58 Acetate Seg. EBITDA 77 77 77 77 77 77 77 North America/EU Revitalization 0 17 62 71 64 75 75 APL 20 40 41 41 JV Dividends 6 4 24 39 42 47 47 CS: relatively economically insensitive with stable earnings and cash flows Acetate Products revitalization completed in 2007 Full synergy capture of APL acquisition by 2008 Nutrinova to offset price declines with volume increases Modest growth beyond 2008: Growth in Asia continues at ~2% per year Sustainable Operating EBITDA 1Dividends from cost investments Asian Growth1 Growth Objective Nutrinova Operating EBITDA Acetate Base Operating EBITDA European Initiative North America/Europe Revitalization

IS: downstream integration mitigates earnings volatility



Increased Value
Production and Market Driven
Technology and Customer Driven
Profit Range per Ton of Acetic Acid
Acid Margin
Sell Acid as VAM
Sell VAM as VAE
Total Margin Available
Profit Added Through Chain



Reduced Volatility
Earnings Improvement per Ton of Acetic Acid
Cycle volatility reduction
~10%
~30%
~35%
Peak
Average
Trough
Acetyls versus Integrated Downstream

- Higher overall earnings through integrated chain
- Lower earnings volatility with downstream integration

12

2006 Future Others 2.294 3.041 Celanese 0.86 1.14 Global Vinyl Emulsions Applications Driving Future Growth Others Celanese IS: opportunities for growth through innovation and globalization $ in billions Applications Future Application Sales ($MM) Growth Rate Low VOC and nano paints $400 - $500 10+% Engineered fabrics/glass fiber $200 - $300 3% - 5% Enviro-friendly adhesives $100 - $200 8% China building/ construction $100 - $200 30+% ~25% $1.0 billion expansion = >$250 million in revenue ~30% increase in vinyl space >25%

Other 3% AEM: innovation and extensive portfolio provides platform 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 47 8 12 10 12 5 6 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Revenue by End-Use 2007 ~ $1 billion Alternate Fabrication 11% Transportation 45% Fuel systems Safety systems Mechanical components Electrical & Electronics 11% Communication systems LED lighting Connectors Consumer & Appliance 10% Water purification Durable household goods Bakeware Industrial 14% Fluid handling Gearing Drug delivery systems Medical implants Medical 6% Emissions filtration Textiles

AEM: value recovery opportunities through easing input costs and pricing initiatives Significantly high raw material and energy costs impacted margins since 2005 Successful pricing actions and falling raw material costs drive margin expansion opportunities Indexed Variable Margin per Unit Variable Margin as a % of Sales Pricing Raw Materials & Energy Current Trends

AEM: automotive and durable good volumes drive market growth Current North American and European unit production trends under significant pressure Shift to smaller, more fuel efficient vehicles Limited credit availability Value per vehicle expected to continue significant growth trend Expansion in Asia adds organic growth opportunities Increased focus on product development applications Metal replacement Fuel efficiency/Alternative fuels Increased electronics Source: Celanese estimates Growth in Value per Vehicle North America & Europe 2006 2007 2008YTD 0.021 0.079 0.168 Growth in value indexed to 2005

AI: GDP+ driven volumes Acetic Acid Industry Global Growth versus Global GDP Demand for acetic acid generally trends above global GDP Source: CMAI, Tecnon and Celanese estimates Acetyl Intermediates End-Market Exposure Paints & Coatings Consumer & Industrial Adhesives Textiles Consumer/Medical Applications Food & Beverages Chemical Additives Paper & Packaging Construction Other East 29 17 13 8 5 5 4 2 17 1996 - 2008E CAGR: CE organic acetic acid growth: 4.7% Acetic acid market growth: 4.4% Global GDP growth: 3.1% Includes intra-company sales

AI: advantaged technology and cost position Source: Celanese estimates, available public data 2009E Acetic Acid Cost Curve (kt) (based on nameplate capacity) 78 256 275 285 393 656 747 Base Byproduct CE Other Leading tech Non China MeOH China Ethylene Ethanol Ethanol Ethylene By Prod Avg Non-China MeOH Carbonylation Avg Other Leading Technology Highest Cost China MeOH Assumes Oil at $60/barrel Lower Cost China MeOH Average Celanese Acetyl Intermediates >15% ROIC Effective Industry Utilization Rates

Committed to delivering value creation Increased earnings profile dampens economic impact of cycle and provides strategic growth versus 2006 baseline Group Asia Revitalization Innovation Organic Balance Sheet Operational Excellence EBITDA Impact Consumer and Industrial Specialties X X X X >$100MM Advanced Engineered Materials X X X X >$100MM Acetyl Intermediates X X X >$100MM Celanese Corporate X X Incremental EPS Primary Strategic Growth Focus Operating EBITDA EPS

Cost Reduction & Revitalization Projects Growth Projects Core/Bolt-on Acquisitions Focused cash flow and capital structure strategy Share Repurchase Dividends Debt Repayment Execute Growth Strategy Optimize Capital Structure Cash Available for Strategic Use Cost Stability Flexibility Maximize shareholder value Capital Structure Objectives Aligned with Strategic Pillars 2 - 4 year simple payback period > 20 - 50% ROIC Investment Criteria Fiscal discipline and measured actions priority in current environment

Asia strategy: high-return growth Total investment: $300 - $350 million - over 80% complete Total revenue: $600 - $800 million when sold out by 2010 Incremental EBITDA: $120 - $150 million by 2010 ROIC = 25 - 30% Investment Dynamics Emulsions Complex Administration & Maintenance Utilities / Tank Farm Compounding Acetic Acid Unit Acetic Anhydride Unit Vinyl Acetate Monomer Unit Warehouse GUR(r) Unit Celstran(r) Unit Flare Celanese Nanjing Integrated Complex Recently announced AEM liquid crystal polymer unit to start production in 2010

Optimized leverage profile Term Loan - $2.8 billion Other Debt Obligations - $803 million Cash - $584 million Net Debt - $3.0 billion Revolver - $650 million Cost Stability Flexibility Structure Characteristics Primary Components Strong balance sheet provides flexibility and stability with positive adjusted free cash flow expected in 2009 Note: Amounts presented reflect balances as of September 30, 2008

Increased financial flexibility Stable, Flexible & Low Cost Continued improvement in coverage ratios Advantages of structure: LIBOR +150 bps Term loan maturity not until 2014 1% annual term loan amortization "Covenant-lite" Decrease in overall borrowing costs since 2005 2005 2006 2007 2008YTD East 3.94 4.27 5.94 6.55 Operating EBITDA/Net Interest 2008 2009 2010 2011 2012 Thereafter East 73 92 99 86 62 300 3,000 100 Long-Term Debt Repayment

Appendix

in millions 3rd Qtr 2008 3rd Qtr 2007 Net Sales $272 up 5% $258 Operating EBITDA $45 down 36% $70 Advanced Engineered Materials Third Quarter 2008: Increased net sales driven by improved pricing and positive currency effects Increased penetration in value per vehicle and growth in non- automotive applications partially offset significant declines in US and European automotive builds Asia growth strategy continues to deliver positive results Higher raw material and energy costs continue to pressure margins Operating EBITDA decrease also impacted by lower earnings from equity affiliates

Third Quarter 2008: Net sales increase primarily driven by strong pricing and foreign currency effects Higher pricing more than offset slightly lower volumes for the quarter Operating EBITDA increase primarily the result of improved pricing and realized acquisition synergies Consumer Specialties in millions 3rd Qtr 2008 3rd Qtr 2007 Net Sales $295 up 5% $282 Operating EBITDA $56 up 6% $53

Third Quarter 2008: Increase in net sales primarily driven by higher pricing and favorable currency impacts Slight volume increase due to favorable comparison to 2007 which included impacts associated with Clear Lake outage Demand weakness in certain US and European end-markets continues, while China volumes continue to increase Operating EBITDA improvement due to expanded margins Industrial Specialties in millions 3rd Qtr 2008 3rd Qtr 2007 Net Sales $378 up 20% $314 Operating EBITDA $36 up 100% $18

Acetyl Intermediates in millions 3rd Qtr 2008 3rd Qtr 2007 Net Sales $1,056 up 22% $864 Operating EBITDA $182 up 2% $178 Third Quarter 2008: Increased net sales driven by higher pricing, increased volumes and favorable currency impacts Volume and pricing strength offset by significantly higher input costs and Hurricane Ike impacts Increased dividends from Ibn Sina contributed to improved Operating EBITDA for the quarter

Reg G: Reconciliation of Adjusted EPS

Reg G: Reconciliation of Adjusted EPS

Reg G: Other Charges and Other Adjustments

Reg G: Other Charges and Other Adjustments

Reg G: Reconciliation of Operating EBITDA

Reg G: Reconciliation of Operating EBITDA

Reg G: Reconciliation of Operating EBITDA

Reg G: Reconciliation of Operating EBITDA

Reg G: Reconciliation of Net Debt